Exhibit 32(b)

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, OF THE
CHIEF FINANCIAL OFFICER

In connection with the Quarterly Report of Rocky Brands, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended March 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James E. McDonald, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James E. McDonald
James E. McDonald, Executive Vice President and Chief Financial Officer
April 25, 2013